UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                         Date of Report: June 20, 2005


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)


              Reckson Associates Realty Corp. - Maryland                           Reckson Associates Realty Corp. -
            Reckson Operating Partnership, L.P. - Delaware                                    11-3233650
    (State or other jurisdiction of incorporation or organization)               Reckson Operating Partnership, L.P. -
                                                                                              11-3233647
                                                                                       (IRS Employer ID Number)
                       225 Broadhollow Road                                                      11747
                        Melville, New York                                                    (Zip Code)
             (Address of principal executive offices)


                                    1-13762
                           (Commission File Number)

                                (631) 694-6900
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     Amendment to Credit Facility. On June 20, 2005, Reckson Operating Partnership, L.P. (the "Operating Partnership") amended its Third Amended and Restated Credit Agreement (the "Credit Facility") with the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. Among other changes, the amendment (i) extended the Operating Partnership's ability to use the revolving credit feature through August 2008 (subject to extension for an additional year at the Operating Partnership's option), (ii) modified a financial covenant to increase the percentage that the Operating Partnership's total indebtedness can represent when compared to the total value of the Operating Partnership's assets on a temporary basis from 60% to 65% upon an acquisition of a material property, (iii) reduced the rate of interest on borrowings by 0.10%, (iv) modified the capitalization rates used to value the Operating Partnership's properties for purposes of the financial covenants contained in the Credit Facility and (v) increased the portion of assets and net operating income that may relate to minority joint ventures from 5% to 10%.

     Amendment to Term Loan. On June 20, 2005, the Operating Partnership and Citicorp. North America, Inc. ("Citicorp.") amended their Term Loan Agreement, dated as of May 12, 2005 (the "Bridge Facility"), in the same manner as the amendment to the Credit Facility. In addition, the Operating Partnership and Citicorp. entered into a waiver (the "Waiver") to the Bridge Facility, pursuant to which Citicorp. waived compliance with the provisions in the Bridge Facility that require the Operating Partnership to apply the net proceeds of its offering of Debentures (as defined below) to the repayment of the Bridge Facility. Under the terms of the Waiver, the Operating Partnership is required to apply the proceeds of the offering of the Debentures to the repayment of amounts outstanding under the Credit Facility.

     Offering of Debentures. On June 21, 2005, the Operating Partnership and Reckson Associates Realty Corp. (the "Company") entered into an underwriting agreement and a related terms agreement (collectively, the "Underwriting Agreement") with Citigroup Global Markets Inc. (the "Underwriter") in connection with a public offering of $250 million aggregate principal amount of the Operating Partnership's 4.00% Exchangeable Senior Debentures due 2025 (the "Debentures"). Interest on the Debentures will be payable semi-annually on June 15 and December 15, commencing December 15, 2005. The Debentures mature on June 15, 2025 and are guaranteed by the Company. Pursuant to the terms of the Underwriting Agreement, the Underwriter was granted an option for a 30-day period to purchase up to an additional $37,500,000 in principal amount of Debentures to cover any over-allotments.

      The closing of the offering of the Debentures took place on June 27, 2005. The net proceeds from the offering were approximately $244.8 million after deducting the underwriting discount and other expenses. The Operating Partnership used the net proceeds for the repayment of amounts outstanding under the Credit Facility.

      Approval of Settlement. On June 16, 2005, Judge Evelyn Omega Cannon of the Circuit Court for Baltimore City signed an order regarding preliminary approval and notice with respect to the shareholder derivative actions previously described under "Part I, Item 3. Legal Proceedings" in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and under "Item 8.01. Other Events" in a Form 8-K filed by the Company on April 4, 2005. A hearing to consider approval of the proposed settlement has been scheduled for September 20, 2005, at 9:30 a.m., in the Circuit Court for Baltimore City.

Item 9.01.  Financial Statements and Exhibits


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


(c)  Exhibits

1.1 Underwriting Agreement, dated June 21, 2005, among the Operating Partnership, the Company and Citigroup Global Markets Inc.

1.2 Terms Agreement, dated June 21, 2005, among the Operating Partnership, the Company and Citigroup Global Markets Inc.

4.1   4.00% Exchangeable Senior Debentures due 2025 of the Operating
      Partnership.

4.2 Indenture, dated March 26, 1999, among the Operating Partnership, the Company and the Bank of New York as trustee.*

4.3   Officers' Certificate establishing the terms of the Debentures.

5 Opinion of Sidley Austin Brown and Wood LLP as to the legality of the Debentures and the shares of common stock of the Company issuable upon exchange of the Debentures.

10.1 Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 20, 2005, among the Operating Partnership, the Lenders party thereto and JPMorgan Chase Bank, N.A.

10.2 Amendment No. 1 to Term Loan Agreement, dated as of June 20, 2005, among the Operating Partnership, the Lenders party thereto and Citicorp. North America, Inc., as Administrative Agent.

10.3 Common Stock Delivery Agreement, dated as of June 21, 2005, between the Operating Partnership and the Company.

-------------------
* Previously filed as an exhibit to the Registrants' registration statement on Form S-3 (File No. 333-115997).


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                RECKSON ASSOCIATES REALTY CORP.


                                By:      /s/ Michael Maturo
                                   -----------------------------------------
                                   Michael Maturo
                                   Executive Vice President
                                   and Chief Financial Officer


                                RECKSON OPERATING PARTNERSHIP, L.P.

                                By:  Reckson Associates Realty Corp.,
                                     its General Partner


                                By:      /s/ Michael Maturo
                                   -----------------------------------------
                                   Michael Maturo
                                   Executive Vice President
                                   and Chief Financial Officer


Date:  June 27, 2005



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